UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): MAY 6, 1999

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          FLORIDA                    0-21341                    65-0039856
      (STATE OR OTHER              (COMMISSION               (I.R.S. EMPLOYER
       JURISDICTION                FILE NUMBER)             IDENTIFICATION NO.)
     OF INCORPORATION)



                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 682-8000



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)







                                  PAGE 1 OF 15
                             EXHIBIT INDEX ON PAGE 4

ITEM 5.  OTHER EVENTS

The news release of Ocwen Financial Corporation, dated May 6, 1999, announcing that its 1999 first quarter results exceeded analysts' estimates and certain other information, is attached hereto and filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         The following exhibit is filed as part of this report:

         (99) News release of Ocwen Financial Corporation dated May 6,1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                      OCWEN FINANCIAL CORPORATION
                      (Registrant)


                      By:  /s/ MARK S. ZEIDMAN
                           -----------------------------------------------------
                               Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:  May 7, 1999

INDEX TO EXHIBIT



     EXHIBIT NO.  DESCRIPTION                                             PAGE
     -----------  -----------                                             ----

         99       News release of Ocwen  Financial  Corporation  dated     5
                  May 6, 1999, announcing that its 1999 first quarter results exceeded analysts' estimates and certain other information.